Exhibit 10

Execution Version

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of January 22, 2013, is by and among The Dolan Company, a Delaware corporation (“Dolan”), as a Borrower and as the Borrowers’ Agent, the Subsidiaries of Dolan from time to time party to the Credit Agreement defined below (together with Dolan, the “Borrowers”), the Lenders from time to time party to the Credit Agreement, and U.S. Bank National Association, a national banking association (“USBNA”), as LC Issuer, Swing Line Lender and Administrative Agent.

RECITALS

A. The Borrowers’ Agent, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 6, 2010, as amended by the Omnibus Reaffirmation and Amendment Agreement dated January 31, 2011, the First Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 2011, the Second Amendment to Third Amended and Restated Credit Agreement dated as of March 6, 2012 and the Third Amendment to Third Amended and Restated Credit Agreement dated as of October 5, 2012 (as further amended, supplemented or modified from time to time, the “Credit Agreement”).

B. The Borrowers’ Agent has requested amendments to the Credit Agreement relating to the issuance by Dolan of Preferred Stock and certain other matters.

C. The Lenders are willing to amend certain provisions of the Credit Agreement, in each case on and subject to the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Amendment. Subject only to the terms of Section 3, the Credit Agreement is hereby amended as follows:

1.1. Amended Definitions. The definitions of “Fixed Charge Coverage Ratio,” “Interest Period,” “Net Cash Proceeds” and “Preferred Stock” as set forth in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

“Fixed Charge Coverage Ratio”: For any period of determination, the ratio of

(a) Adjusted EBITDA, minus income taxes paid in cash, plus cash income tax refunds received, minus Net Capital Expenditures paid in cash, minus Restricted Payments paid in cash (other than (i) Restricted Payments from one Borrower to another Borrower, (ii) stock repurchases made pursuant to Section 6.18(e) and (iii) cash dividends made pursuant to Section 6.18(f)), to

(b) Net Interest Expense, plus all scheduled principal payments in respect of the Term Loans and Converted Term Loans, plus all other principal payments required with respect to Total Liabilities bearing interest (whether actual or imputed) excluding (i) principal payments made under Section 2.2(a), 2.2(d), 2.6.3, 2.6.4 or 2.6.6 of this Agreement and (ii) any earn-out payments required to be made in connection with the ACT Acquisition, plus all payments made pursuant to Acquisition Services Agreements, plus cash dividends made pursuant to Section 6.18(f), in each case determined for the four consecutive fiscal quarters of the Borrowers and their Subsidiaries ending on or most recently ended before such date on a consolidated basis in accordance with GAAP.

“Interest Period”: With respect to a Eurocurrency Advance, a period of one week or one, two, three or six months, in each case commencing on a Business Day selected by the Borrowers’ Agent pursuant to this Agreement. A one week Interest Period shall end one week following such date; each other Interest Period shall end on the day that corresponds numerically to such date one, two, three or six months thereafter, as applicable, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period (other than a one week Interest Period) shall end on the immediately preceding Business Day.

“Net Cash Proceeds”: The excess of (a) the sum of the cash and cash equivalents received in connection with the issuance of Permitted Convertible Debt or Preferred Stock, as applicable, less (b) the underwriting discounts and commissions, fees and expenses in connection with any amendment to this Agreement required at that time in connection therewith, and other reasonable and customary out-of-pocket expenses, incurred by Dolan in connection therewith. For the avoidance of doubt, the issuance of Permitted Convertible Debt or Preferred Stock in satisfaction of Dolan’s obligations under Section 7.7 of the DiscoverReady LLC Agreement, as it may be amended from time to time in accordance with this Agreement, shall not be deemed an issuance for cash or cash equivalents.

2

“Preferred Stock”: The Series A Junior Participating Preferred Stock, par value $.001 per share, of Dolan, the Series B Cumulative Preferred Stock, par value $.001 per share, of Dolan, and each other series of preferred stock issued from time to time by Dolan.

1.2. Minimum Amount. Section 2.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.5. Minimum Amount of Each Advance. Each Eurocurrency Advance shall be in the minimum amount of $1,000,000 and each Base Rate Advance (other than an Advance to repay Swing Line Loans) shall be in the minimum amount of $500,000; provided, however, that any Base Rate Advance in respect of a Revolving Loan may be in the amount of the Available Aggregate Revolving Commitment.

1.3. Mandatory Prepayments. Section 2.6 of the Credit Agreement is hereby amended by amending Section 2.6.5 and adding a new Section 2.6.6, in each case to read as follows:

2.6.5 Optional Principal Payments. The Borrowers may from time to time pay, without penalty or premium, all outstanding Base Rate Advances (other than Swing Line Loans), or, in a minimum aggregate amount of $500,000, any portion of the outstanding Base Rate Advances (other than Swing Line Loans) upon same day notice to the Administrative Agent. The Borrowers may at any time pay, without penalty or premium, all outstanding Swing Line Loans, or any portion of the outstanding Swing Line Loans, with notice from the Borrowers’ Agent to the Administrative Agent and the Swing Line Lender by 12:00 p.m. (Minneapolis time) on the date of repayment; provided that such notice shall not be required in connection with a daily sweep account with the Administrative Agent. The Borrowers may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurocurrency Advances, or, in a minimum aggregate amount of $1,000,000, any portion of the outstanding Eurocurrency Advances upon two Business Days’ prior notice from the Borrowers’ Agent to the Administrative Agent.

2.6.6 Mandatory Prepayment for Preferred Stock. Upon the issuance of any Preferred Stock, the Borrowers shall prepay the Loans with the Net Cash Proceeds received therefrom immediately upon receipt thereof by Dolan or any other Borrower as follows: (a) the first $15,000,000 of Net Cash Proceeds (determined on an aggregate basis for all issuances) shall be applied to the prepayment of the outstanding Term Loans and then to the prepayment of Converted Term Loans, in each case to the remaining scheduled principal payments thereof in inverse order of maturity, and (b) fifty percent (50%) of all Net Cash Proceeds in excess of $15,000,000 (determined on an aggregate basis for all issuances) shall be applied to the prepayment of the outstanding Term Loans and then to the prepayment of Converted Term Loans, in each case to the

3

remaining scheduled principal payments thereof in inverse order of maturity, and then ratably to the outstanding Revolving Loans with no reduction of the Aggregate Revolving Commitment.

1.4. Conversion and Continuation. Section 2.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.8. Conversion and Continuation of Outstanding Advances. Base Rate Advances (other than Swing Line Loans) shall continue as Base Rate Advances unless and until such Base Rate Advances are converted into Eurocurrency Advances pursuant to this Section or are repaid in accordance with Section 2.6. Each Eurocurrency Advance denominated in Dollars shall continue as a Eurocurrency Advance until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Advance shall be automatically converted into a Base Rate Advance unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.6 or (y) the Borrowers’ Agent has given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Interest Period. Subject to the terms of Section 2.5, the Borrowers may elect from time to time to convert all or any part of a Base Rate Advance (other than a Swing Line Loan) into a Eurocurrency Advance in the minimum amount of $500,000. The Borrowers’ Agent shall give the Administrative Agent irrevocable notice (a “Conversion/Continuation Notice”) of each conversion of a Base Rate Advance into a Eurocurrency Advance, conversion of a Eurocurrency Advance to a Base Rate Advance, or continuation of a Eurocurrency Advance not later than 12:00 p.m. (Minneapolis time) at least two Business Days prior to the date of the requested conversion or continuation, specifying:

(a) the requested date, which shall be a Business Day, of such conversion or continuation,

(b) the amount and Type of the Advance that is to be converted or continued, and

(c) the amount of such Advance that is to be converted into or continued as a Eurocurrency Advance and the duration of the Interest Period applicable thereto.

1.5. Swing Line Loans. Section 2.22(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

(b) Borrowing Notice. The Borrowers’ Agent shall deliver to the Administrative Agent and the Swing Line Lender irrevocable notice (a “Swing Line Borrowing Notice”) not later than noon (Minneapolis time) on the Borrowing Date of each Swing Line Loan (or, in connection with a daily sweep account with the Administrative Agent, such other time as may be required

4

therewith) specifying (i) the applicable Borrowing Date (which shall be a Business Day) and (ii) the aggregate amount of the requested Swing Line Loan, which shall not be less than $100,000 (or in connection with a daily sweep account with the Administrative Agent, in such smaller amount as may be required therewith). The Swing Line Loans shall bear interest at the Base Rate or another rate if agreed to by the Borrowers’ Agent and the Swing Line Lender.

1.6. Restricted Payments. Section 6.18 of the Credit Agreement is hereby amended in its entirety to read as follows:

6.18. Restricted Payments. No Borrower or Subsidiary will make any Restricted Payments, other than, so long as no Default or Event of Default has occurred and is continuing nor would result therefrom, (a) payments made under Acquisition Services Agreements, (b) Restricted Payments made to repurchase Equity Interests of any Borrower owned by an officer, director, consultant or employee of any Borrower in connection with the termination of such officer’s, director’s, consultant’s or employee’s employment, provided the aggregate amount of such Restricted Payments under this Section 6.18(b) made by the Borrowers in any fiscal year does not exceed $1,000,000, (c) Restricted Payments made from one Borrower to another Borrower, (d) Restricted Payments consisting of dividends (including tax payments) payable to minority owners of a Subsidiary that is not a Wholly-Owned Subsidiary pursuant to the terms of the relevant constituent document, (e) Restricted Payments made to repurchase stock of Dolan so long as after giving effect thereto the Borrowers’ Total Cash Flow Leverage Ratio is less than or equal to 2.00 to 1.00, (f) Restricted Payments consisting of cash dividends payable to common shareholders of Dolan, (g) Restricted Payments consisting of prepayments of Indebtedness incurred in connection with Permitted Acquisitions or under Acquisition Services Agreements so long as the aggregate amount prepaid by the Borrowers does not exceed $5,000,000, (h) Restricted Payments made in cash in connection with any conversion of any Permitted Convertible Debt, or to repurchase or redeem all or any portion of any Permitted Convertible Debt so long as (i) after giving effect thereto the Borrowers’ Total Cash Flow Leverage Ratio is less than or equal to 2.00 to 1.00 and (ii) the aggregate amount paid by the Borrowers in cash in connection with any conversion, repurchase or redemption of any Permitted Convertible Debt in any fiscal year, together with any amounts paid pursuant to Section 6.18(i) in such fiscal year, does not exceed $5,000,000, (i) Restricted Payments in the form of cash payments in lieu of the issuance of fractional shares upon conversion of any Permitted Convertible Debt, so long as the aggregate amount of such cash payments by the Borrowers in any fiscal year, together with any amounts paid pursuant to Section 6.18(h) in such fiscal year, does not exceed $5,000,000, (j) Restricted Payments in the form of delivery of common stock of Dolan in connection with the conversion or settlement of any Permitted Convertible Debt, (k) payments made in satisfaction of APC’s obligations under Section 7.7 of the APC LLC Agreement, as may be amended in accordance with the terms of this Agreement, (l) payments made in satisfaction of Dolan’s obligations under Section 7.7 of the DiscoverReady LLC Agreement, as may be amended from time

5

to time in accordance with the terms of this Agreement, or (m) Restricted Payments consisting of cash dividends payable to the holders of Preferred Stock, so long as the dividend rate in respect of such Preferred Stock was approved in writing by the Administrative Agent on or prior to the issuance thereof.

1.7. Borrowing Notice. Exhibit C of the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit C attached hereto.

Conditions to Effectiveness. The effectiveness of this Amendment is subject to fulfillment of the following conditions precedent:

1.8. The Borrowers and the Required Lenders have executed and delivered this Amendment.

1.9. A certificate of the Secretary or Assistant Secretary (or other appropriate officer) of each Borrower dated as of the date hereof and certifying as to the following:

(a) a true and accurate copy of the resolutions or unanimous written consent of the Borrower authorizing the execution, delivery, and performance of this Amendment;

(b) there have been no changes in the incumbency, names, titles, and signatures of the officers of such Person authorized to execute the Loan Documents (including this Amendment and the Notes) to which the Borrower is a party and, as to the Borrowers’ Agent, to request Loans and the issuance of Letters of Credit, since the incumbencies were last certified to the Lenders, or specifying any changes; and

(c) there has been no amendment to the articles of incorporation, certificate of formation, certificate of partnership or other equivalent documents of such Borrower since true and accurate copies of the same were last delivered to the Lenders, or specifying any changes.

1.10. The Administrative Agent shall have received certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

1.11. All corporate and legal proceedings relating to the Borrowers and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in scope, form and substance to the Administrative Agent, such documents where appropriate to be certified by proper corporate or governmental authorities.

1.12. The Administrative Agent shall have received from Dolan any fees due to the Administrative Agent and the undersigned Lenders, along with all other fees and expenses due and owing in connection with this Amendment. The fees described in this Section 3.5 shall be nonrefundable and fully earned when paid.

6

1.13. Dolan shall have filed a preliminary prospectus supplement with the Securities and Exchange Commission for its Series B Cumulative Preferred Stock, par value $.001 per share.

Representations, Warranties, Authority, No Adverse Claim.

1.14. Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects as of such earlier date, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that has not been waived by the Lenders.

1.15. Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment (the “Amendment Documents”) and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s constituent documents or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lenders. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lenders.

1.16. No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.

Limited Purpose Amendment. Notwithstanding anything contained herein, the Amendment (a) is a limited amendment, (b) is effective only with respect to the specific instance and the specific purpose for which it is given, (c) shall not be effective for any other purpose, and (d) does not constitute the basis for a waiver and, except as expressly set forth in Section 2 and subject to Section 3, does not constitute an amendment of any of the provisions of the Credit

7

Agreement. Except as expressly provided in Section 2 and subject to Section 3, (i) all of the terms and conditions of the Credit Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (ii) nothing in this Amendment shall constitute a waiver by the Lenders of any Default or Event of Default, or of any right, power or remedy available to the Lenders under the Credit Agreement or any other Loan Document, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lenders and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Each Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrowers in favor of the Lenders under the Collateral Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Successors. The Amendment Documents shall be binding upon the Borrowers and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lenders and the successors and assigns of the Lenders.

8

Legal Expenses. As provided in Section 9.6 of the Credit Agreement, the Borrowers agree to pay or reimburse the Administrative Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Administrative Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Administrative Agent in certain matters) and/or the allocated costs of in-house counsel.

Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Counterparts. This Amendment and any other Amendment Document may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment or any other Amendment Document may execute any such agreement by executing a counterpart of such agreement. Signature pages delivered by facsimile or other electronic transmission (including by email in ..pdf format) shall be considered original signatures hereto, all of which shall be equally valid.

Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

[The next page is the signature page.]

9

IN WITNESS WHEREOF, parties hereto have executed this Amendment as of the date first above written.

THE DOLAN COMPANY

By:	/s/ Vicki J. Duncomb
Name:	Vicki J. Duncomb
Title:	Chief Financial Officer

DAILY JOURNAL OF COMMERCE, INC. DAILY REPORTER PUBLISHING COMPANY DOLAN DLN LLC DOLAN PUBLISHING COMPANY DOLAN PUBLISHING FINANCE COMPANY NOPG, L.L.C.

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President, CFO & Treasurer

DISCOVERREADY LLC

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President, Secretary & Treasurer

AMERICAN PROCESSING COMPANY, LLC By: Dolan APC LLC, its Managing Member

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President

[Signature Page 1 to Fourth Amendment]

THE DAILY RECORD COMPANY, LLC

IDAHO BUSINESS REVIEW, LLC

THE JOURNAL RECORD PUBLISHING CO., LLC

LAWYER’S WEEKLY, LLC

LONG ISLAND BUSINESS NEWS, LLC

MISSOURI LAWYERS MEDIA, LLC

NEW ORLEANS PUBLISHING GROUP, L.L.C.

DATASTREAM CONTENT SOLUTIONS, LLC

LEGISLATIVE INFORMATION SERVICES OF
AMERICA, LLC

FINANCE AND COMMERCE, INC.

DOLAN MEDIA HOLDING COMPANY

COUNSEL PRESS, LLC

DOLAN APC LLC

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President

ARIZONA NEWS SERVICE, LLC

FEDERAL NEWS SERVICE LLC

NATIONAL DEFAULT EXCHANGE GP, LLC

NATIONAL DEFAULT EXCHANGE

      HOLDINGS, LP

NATIONAL DEFAULT EXCHANGE, LP

NATIONAL DEFAULT EXCHANGE
      MANAGEMENT, INC.

NDEX TECHNOLOGIES, LLC

NDEX TITLE SERVICES, L.L.C.

NDEX WEST, LLC

THP / NDEX AIV CORP.

THP / NDEX AIV, L.P.

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President & Secretary

[Signature Page 2 to Fourth Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:	/s/ Bradley R. Sprang
Name:	Bradley R. Sprang
Title:	Vice President

[Signature Page 3 to Fourth Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender and Syndication Agent

By:
Name:
Title:

[Signature Page 4 to Fourth Amendment]

BANK OF THE WEST,
as a Lender

By:	/s/ Ole Koppang
Name:	Ole Koppang
Title:	Vice President

[Signature Page 5 to Fourth Amendment]

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Nicholas G. Myers
Name:	Nicholas G. Myers
Title:	Senior Vice President

[Signature Page 6 to Fourth Amendment]

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page 7 to Fourth Amendment]

COMERICA BANK,
as a Lender

By:	/s/ Mark J Leveille
Name:	Mark J Leveille
Title:	Vice President

[Signature Page 8 to Fourth Amendment]

EXHIBIT C TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF BORROWING NOTICE

To:	U.S. Bank National Association, as administrative agent (the “Administrative Agent”) under that certain Third Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of December 6, 2010 among The Dolan Company, as a Borrower and as the Borrowers’ Agent (in such capacity, the “Borrowers’ Agent”), the Subsidiaries of Dolan from time to time party thereto (together with the Borrowers’ Agent, the “Borrowers”), the Lenders from time to time party thereto, and U.S. Bank National Association, as LC Issuer, Swing Line Lender and Administrative Agent

Capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

The undersigned Borrowers’ Agent hereby gives to the Administrative Agent a Borrowing Request pursuant to Section 2.7 of the Credit Agreement, and the Borrowers’ Agent hereby requests to borrow on behalf of the Borrowers on         , 20     (the “Borrowing Date”):

(a)	from the Lenders, on a pro rata basis, an aggregate principal Dollar amount of $ in Revolving Loans as:

1. ☐ a Base Rate Advance (in Dollars)

2. ☐ a Eurocurrency Advance with the following characteristics:

☐ Interest Period of one week

☐ Interest Period of     month(s)

(b)	from the Swing Line Lender, a Swing Line Loan (in Dollars) of $ bearing interest at:

1. ☐ Base Rate

2. ☐ Agreed interest rate of     % per annum

The undersigned hereby certifies to the Administrative Agent and the Lenders on behalf of the Borrowers that (i) all of the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) on and as of the date of the Advance requested herein; (ii) at the time of and immediately after giving effect to such Advance, no Default shall have occurred and be continuing; and (iii) all other relevant conditions set forth in Section 4.2 of the Credit Agreement have been satisfied.

IN WITNESS WHEREOF, the undersigned has caused this Borrowing Notice to be executed by its authorized officer as of the date set forth below.

Dated:             , 20

THE DOLAN COMPANY, as Borrowers’ Agent

By:
Name:
Title:

C-2